STEELPATH MLP FUNDS TRUST

SteelPath MLP Select 40 Fund

Class A Shares (MLPFX)

Class C Shares (MLPEX)

Class I Shares (MLPTX)

Class Y Shares (MLPYX)

SteelPath MLP Alpha Fund

Class A Shares (MLPAX)

Class C Shares (MLPGX)

Class I Shares (MLPOX)

SteelPath MLP Income Fund

Class A Shares (MLPDX)

Class C Shares (MLPRX)

Class I Shares (MLPZX)

SteelPath MLP Alpha Plus Fund

Class A Shares (MLPLX)

Class C Shares (MLPMX)

Class I Shares (MLPNX)

SteelPath MLP and Infrastructure Debt Fund

Class A Shares (MLPUX)

Class C Shares (MLPVX)

Class I Shares (MLPWX)

Supplement dated July 27, 2012 to the Prospectus dated March 30, 2012

On July 16, 2012, SteelPath Fund Advisors LLC (“SteelPath”), the investment adviser for the SteelPath MLP Funds (the “Funds”), entered into an agreement with OppenheimerFunds, Inc. (“Oppenheimer”) pursuant to which Oppenheimer will acquire substantially all of the assets of SteelPath and certain of its affiliates. The transaction is scheduled to close (the “Closing”) in the fourth quarter of this year. The Closing is subject to certain conditions and approvals.

The Funds’ investment advisory agreements with SteelPath will terminate upon the Closing. Accordingly, the Funds’ Board and shareholders will be asked to approve investment advisory agreements with a new investment adviser affiliated with Oppenheimer. It is expected that the SteelPath investment team and portfolio managers who currently manage the Funds will continue to manage the Funds after the acquisition as employees of the new Oppenheimer investment adviser. Subject to Board approval, a special meeting of the Funds’ shareholders will be held to consider the new investment advisory agreements and such other matters as the Board may deem appropriate. Before the special meeting, shareholders of the Funds will receive proxy materials that discuss the proposed new agreements and other matters.

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Please retain this supplement for future reference.